UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 29, 2022
Life Time Group Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40887	47-3481985
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2902 Corporate Place
Chanhassen, Minnesota 55317
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (952) 947-0000
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	LTH	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 29, 2022, the Board of Directors of Life Time Group Holdings, Inc. (the “Company”), upon recommendation of the Nominating and Corporate Governance Committee, appointed Donna Coallier to the Board of Directors, effective July 1, 2022. The Board is presently divided into three classes with staggered three year terms. Ms. Coallier will serve as a Class III director with a term expiring at the Company’s annual meeting of stockholders to be held in 2024. The Board also appointed Ms. Coallier to serve on the Audit Committee, effective as of August 15, 2022. Stuart Lasher will step down from the Audit Committee effective upon Ms. Coallier joining the Audit Committee.
The Board determined that Ms. Coallier is an independent director under the New York Stock Exchange listing standards. The Board further determined that Ms. Coallier possesses the requisite independence to serve as a member of the Audit Committee of the Board and qualifies as an “audit committee financial expert” as defined by regulations under the Securities Exchange Act of 1934, as amended. Following Ms. Coallier’s appointment to the Board, the Board will consist of twelve members, nine of whom will be independent directors under the New York Stock Exchange listing standards. Ms. Coallier will receive the Company’s standard non-employee director compensation as described under “Director Compensation” in the Company’s proxy statement for its 2022 annual meeting of stockholders filed on March 30, 2022. She will receive a pro-rated portion of such compensation for her service from the date of her appointment through the 2023 annual meeting of stockholders.
On June 29, 2022, the Company issued a press release announcing the appointment of Ms. Coallier, which is filed herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Life Time Group Holdings, Inc., dated June 29, 2022.
104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Life Time Group Holdings, Inc.

Date: June 29, 2022	By:	/s/ Thomas E. Bergmann
Thomas E. Bergmann
President and Chief Financial Officer
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